Exhibit 99.1

INCOME FUND
TEN LLC
ANNUAL REPORT
2005

ICON Income Fund Ten, LLC
- 2005 Annual Portfolio Overview -

Dear Member of ICON Income Fund Ten, LLC:
 ICON Income Fund Ten, LLC (“Fund Ten”) raised $150,000,000 commencing with its initial offering on June 2, 2003 through the closing of the offering on April 5, 2005. After the closing of the offering, Fund Ten entered its “Operating Period” during which time no additional members were admitted. As of December 31, 2005, Fund Ten had 149,174 member shares outstanding.
 The acquired equipment subject to lease is comprised of two categories: growth leases, where the rental cash flows have been assigned or pledged to a lender, and income leases, where the fund retains the rental cash flows. While income leases produce monthly cash flows, growth leases permit Fund Ten to retain an interest in the future value of the equipment on a leveraged equity basis. Fund Ten’s manager, ICON Capital Corp. (the “Manager”), expects that the future value of the equipment in growth leases will be greater than Fund Ten’s initial cash investment.
 Cash generated from these investments has facilitated Fund Ten’s distributions to investors and over time is expected to lead to acquisition of additional equipment, also referred to as “reinvestment.” Availability of cash to be used for reinvestment depends on the requirements for expenses, reserves, and distributions to investors.
 Fund Ten’s Operating Period is anticipated to continue until April 2010 – a period of five years from the closing of the offering – unless extended. Following its Operating Period, Fund Ten will enter its “Liquidation Period” during which time equipment is sold in the ordinary course of business.

News covering the reporting period

• FedEx Express, a subsidiary of FedEx Corp. (“FedEx”), announced a 3.5 percent increase in net average shipping costs. The rate adjustments will allow FedEx Express to continue to improve service levels and expand its network. (Source: FedEx press release, dated December 2, 2005)
Neither Fund Ten nor the Manager accepts any responsibility for, or assumes any liability for, any duty to update or reliance upon the contents, accuracy, completeness, usefulness or timeliness of any of the information contained under the heading “News covering the reporting period.”
Investments and commitments during the reporting period
• State-of-the-art telecommunications equipment subject to a forty-eight month lease with Global Crossing Telecommunications, Inc. (“Global Crossing”), starting in January 2006. Global Crossing is an Internet protocol based telecommunications provider that delivers voice, video and data services to its customers. In November 2005, Fund Ten, along with two affiliates, ICON Leasing Fund Eleven, LLC (“Fund Eleven”), and ICON Income Fund Eight A L.P. (“Fund Eight A”) formed a joint venture with ownership interests of 44%, 44% and 12%, respectively to purchase the equipment. Fund Ten acquired its ownership interest for approximately $7,670,000 in cash.
• Industrial gas meters and data logging equipment subject to a lease with EAM Assets Ltd. through 2013. EAM Assets Ltd. is a meter asset manager that is responsible for maintaining industrial gas meters in the United Kingdom (UK). In

November 2005, Fund Ten acquired the equipment through a joint venture with Fund Eleven. Fund Ten purchased its 50% ownership interest in the equipment for approximately $5,618,000 in cash.
• Digital Audio/Visual Entertainment Systems leased to AeroTV Ltd. expiring in 2008. AeroTV Ltd. is a UK provider of on board digital audio/visual systems for airlines, rail and coach operators. In December 2005, Fund Ten acquired a 50% interest in this equipment, through a joint venture with Fund Eleven. The cash purchase price for Fund Ten’s 50% ownership interest was approximately $2,786,000.
Portfolio Overview
Fund Ten has invested both directly and indirectly through joint ventures with its affiliates. Presently, Fund Ten’s portfolio consists of the following investments:
Income Leases
• Hospital bedside entertainment and communication terminals on lease to Premier Telecom Contracts Limited (“Premier”). In June 2005, Fund Ten executed an agreement to purchase up to 5,000 bedside entertainment units for approximately $13,900,000 in cash. As of December 31, 2005, Fund Ten had funded approximately $9,845,000 of the purchase price. The lease term will not commence until all units have been fully installed. During the interim, Fund Ten is collecting rent on the units that have been installed to date.
• 101 digital photo development labs on lease to Rite Aid through December 2007. In December 2004, Fund Ten paid approximately $9,100,000 in cash for the equipment.
• A 74% interest in a portfolio of desktop computers, laptops and servers subject to lease with Government Employees Insurance Company (“GEICO”), a wholly-owned subsidiary of Berkshire Hathaway Inc. The equipment is subject to lease until March 31, 2007. Fund Ten purchased its interest for $4,330,626 in cash.
• A 75% interest in a portfolio of equipment subject to leases with various United Kingdom lessees. The portfolio is mostly comprised of information technology equipment, including laptops, desktops and printers. Acquired in February 2005, the base term of all of the leases expire in less than four years. The interest was purchased for approximately $2,843,000 in cash.
• Two global branch office solutions telephone systems leased to CompUSA. The equipment is subject to two separate leases, one with a 48-month term and the other with a 58-month term. These systems connect CompUSA branch offices with the head office to provide a centrally managed communications network. The cash purchase price for the systems was approximately $4,164,000.
• Refrigeration equipment on lease to P.W. Supermarkets, Inc. (“PW Supermarkets”). In December 2004, Fund Ten paid approximately $1,310,000 in cash for the equipment, which is subject to a three year lease. Prior to lease expiration, PW Supermarkets has the option to renew for an additional year.
• Four double box girder cranes leased to WPS, Inc. Fund Ten paid approximately $894,000 in cash for this equipment on December 31, 2004, which is on lease through March 2009.

Growth Leases
• Three 3,300 TEU (twenty-foot equivalent unit) container vessels on bareboat charter lease to ZIM Israel Navigation Co. Ltd. (“ZIM”). Two of the three vessels (ZIM Korea and ZIM Italia) were constructed in 1991, while the remaining vessel (ZIM Canada), was built in 1990.
The bareboat charters for ZIM Canada and ZIM Korea run through June 2009, while ZIM Italia’s charter expires in December 2009. Fund Ten acquired the vessels for $106,050,000, comprised of approximately $27,600,000 in cash and three non-recourse mortgages totaling $78,450,000.
• A 10% interest in a 1979 DC-10-30F (N318FE) aircraft on lease to FedEx Corporation (“FedEx”) with an expiration date of March 2007. Fund Ten paid approximately $159,000 in cash for its interest in the aircraft.
Off-lease Equipment
 Boeing 767 aircraft rotables and accessories previously leased to Flugfelagid Atlanta hf, doing business as Air Atlanta Icelandic (“AAI”). Fund Ten purchased the equipment in September 2003 for $3,600,000 in cash. The lease expired in November 2004 and the rotables are actively being remarketed.
10% Status Report
 As of the end of the reporting period, the ZIM Canada, ZIM Korea and ZIM Italia were the only three assets that individually constituted at least 10% of the aggregate purchase price of Fund Ten’s asset portfolio. Each vessel will remain on bareboat charter during the next fiscal year with 41, 41 and 48 monthly payments remaining, respectively. At the time Fund Ten acquired these vessels, the vessels were previously commissioned, and to the best of the Manager’s knowledge, each vessel remains seaworthy, in efficient operating condition and good state of repair as required under each charter.
Distribution analysis
 During the reporting period, Fund Ten continued to make monthly distributions at a rate of 8.6% per annum. Cash for distributions was generated substantially through cash from operations. During 2005, Fund Ten paid $11,998,617 in distributions to its members. From the inception of the offering period, Fund Ten has made thirty distributions representing, in the aggregate, a return of approximately 20% of each investor’s initial investment. As of December 31, 2005, a $10,000 investment made at the initial closing, would have received $2,082 in cumulative distributions.
Fund Summary

Offering Period	6/2/2003 - 4/5/2005
Size of offering	$150,000,000
Original No. of Investors	4,393
Estimated start of Fund liquidation	4/5/2010
Outlook and Overview
 With the exception of the AAI rotables, no other leases have reached maturity. The GEICO and FedEx leases are the next leases scheduled to expire, which leases expire in March 2007.
 As of this report, Fund Ten had $24,178,852 in cash and cash equivalents on hand. The Manager anticipates that Fund Ten will make several acquisitions in the near future. Substantially all of Fund Ten’s cash flows are derived from income leases. On a monthly basis, Fund Ten deducts from such cash flows its recurring operating expenses and assesses cash flows required for known releasing costs and equipment management costs. The remaining cash flows are then available for monthly distribution to investors.

ICON Income Fund Ten, LLC
(A Delaware Limited Liability Company)
Consolidated Balance Sheets
December 31,
ASSETS

	2005	2004

Cash and cash equivalents	$24,178,852	$25,006,190

Investments in operating leases:
Equipment, at cost	138,721,933	93,644,312
Accumulated depreciation	(25,710,754)	(7,097,993)

Net investments in operating leases	113,011,179	86,546,319

Escrow deposits	3,747,886	19,001,619
Equipment held for sale or lease, net	2,323,428	477,715
Prepaid service fees, net	4,292,093	5,444,167
Investment in unguaranteed residual values	2,506,935	-
Interest rate swap contracts	997,977	-
Due from Manager and affiliates	12,019	574,725
Investments in joint ventures	16,194,641	382,479
Other assets, net	1,921,084	85,139

Total assets	$169,186,094	$137,518,353

LIABILITIES AND MEMBERS’ EQUITY

Notes payable - non-recourse	$60,474,288	$47,795,602
Security deposits and other liabilities	1,202,270	360,802
Deferred rental income	1,299,510	1,248,166
Due to Manager and affiliates	-	129,831
Interest rate swap contracts	-	303,619
Minority interest	760,622	1,075,900

Total liabilities	63,736,690	50,913,920

Commitments and Contingencies

Members’ equity:
Manager (one share outstanding, $1,000 per share original issue price)	(252,770)	(82,090)
Additional Members (149,174 and 108,861 shares outstanding, $1,000 per share original issue price)	105,724,368	86,990,142
Accumulated other comprehensive loss	(22,194)	(303,619)

Total members’ equity	105,449,404	86,604,433

Total liabilities and members’ equity	$169,186,094	$137,518,353

ICON Income Fund Ten, LLC
(A Delaware Limited Liability Company)
Consolidated Statements of Operations

			Period From
			August 22, 2003
			(Commencement
	Years Ended		of Operations)
	December 31,		Through
			December 31,
	2005	2004	2003

Revenue:

Rental income	$24,480,481	$10,293,367	$367,828
(Loss) income from investment in joint ventures	(272,797)	8,146	-
Net gain on sales of equipment	113,845	18,893	-
Interest and other income	681,576	-	2,856

Total revenue	25,003,105	10,320,406	370,684

Expenses:

Depreciation expense	19,440,143	8,396,861	274,102
Amortization of prepaid service fees	3,818,196	1,511,351	127,986
Impairment loss	97,900	-	-
Interest	3,606,187	1,544,254	-
Management fees - Manager	1,624,238	644,184	18,391
Administrative expense reimbursements - Manager	906,570	1,216,345	7,357
General and administrative	410,194	151,987	76,119
Minority interest	44,377	39,281	-

Total expenses	29,947,805	13,504,263	503,955

Net loss	$(4,944,700)	$(3,183,857)	$(133,271)

Net loss allocable to:

Additional Members	$(4,895,253)	$(3,152,018)	$(131,938)
Manager	(49,447)	(31,839)	(1,333)

	$(4,944,700)	$(3,183,857)	$(133,271)

Weighted average number of additional members shares outstanding	143,378	61,190	13,050

Net loss per weighted average additional members share	$(34.14)	$(51.51)	$(10.11)

ICON Income Fund Ten, LLC
(A Delaware Limited Liability Company)
Consolidated Statement of Changes in Members’ Equity
Period from August 22, 2003 (Commencement of Operations)
Through December 31, 2005

				Accumulated
	Additional			Other	Total
	Member	Additional	Managing	Comprehensive	Members’
	Shares	Members	Member	Income (Loss)	Equity

Balance at August 22, 2003	-	$-	$1,000	$-	$1,000

Proceeds from issuance of additional members shares	23,784	23,784,330	-	-	23,784,330
Sales and offering expenses	-	(3,210,885)	-	-	(3,210,885)
Cash distributions to members	-	(273,126)	(2,759)	-	(275,885)
Net loss	-	(131,938)	(1,333)	-	(133,271)

Balance, December 31, 2003	23,784	20,168,381	(3,092)	-	20,165,289

Proceeds from issuance of additional members shares	85,193	85,192,914	-	-	85,192,914
Sales and offering expenses	-	(10,446,467)	-	-	(10,446,467)
Additional member shares redeemed	(116)	(110,026)	-	-	(110,026)
Cash distributions to members	-	(4,662,642)	(47,159)	-	(4,709,801)
Change in valuation of interest rate swap contracts	-	-	-	(303,619)	(303,619)
Net loss	-	(3,152,018)	(31,839)	-	(3,183,857)

Balance, December 31, 2004	108,861	86,990,142	(82,090)	(303,619)	86,604,433

Proceeds from issuance of additional members shares	41,017	41,017,258	-	-	41,017,258
Sales and offering expenses	-	(4,713,545)	-	-	(4,713,545)
Additional member shares redeemed	(704)	(675,617)	-	-	(675,617)
Cash distributions to members	-	(11,998,617)	(121,233)	-	(12,119,850)
Change in valuation of interest rate swap contracts	-	-	-	1,301,596	1,301,596
Foreign currency translation adjustment	-	-	-	(1,020,171)	(1,020,171)
Net loss	-	(4,895,253)	(49,447)	-	(4,944,700)

Balance, December 31, 2005	149,174	$105,724,368	$(252,770)	$(22,194)	$105,449,404

Additional Required Disclosure
To fulfill our promises to you we are required to make the following disclosures when applicable:
A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you. It is typically filed either 45 or 90 days after the end of a quarter or year, respectively. Usually this means a filing will occur on or around March 30, May 15, August 15, and November 15 of each year. It contains financial statements and detailed sources and uses of cash plus explanatory notes. You are always entitled to these reports. Please access them by:
        • Visiting www.iconsecurities.com
                or
        • Visiting www.sec.gov
                or
        • Writing us at: PO Box 192706, San Francisco, CA 94119-2706
We do not distribute these reports to you directly in order to keep the Partnership’s costs down as mailing this report to all investors is expensive. Nevertheless the reports are immediately available on your request.

ICON Income Fund Ten, LLC
(A Delaware Limited Liability Company)
Consolidated Statements of Cash Flows

			Period From
			August 22, 2003
			(Commencement
			of Operations)
	Year Ended December 31,		Through,
			December 31,
	2005	2004	2003

Cash flows from operating activities

Net loss	$(4,944,700)	$(3,183,857)	$(133,271)
Adjustments to reconcile net loss to net cash provided by operating activities:
Rental income paid directly to lenders by lessees	(17,356,534)	(7,628,646)	-
Interest expense on non-recourse financing paid directly to lenders by lessees	3,608,687	1,502,754	-
Amortization of prepaid service fees	3,818,196	1,511,351	127,986
Depreciation and amortization	19,444,518	8,396,861	274,102
Impairment loss	97,900	-	-
Loss (income) from investment in joint ventures	272,797	(8,146)	-
Net gain on sales of equipment	(113,845)	(18,893)	-
Minority interest	44,377	39,281	-
Changes in operating assets and liabilities:
Other assets	(1,809,070)	(85,139)	-
Security deposits and other liabilities	887,762	45,413	83,524
Deferred rental income	(160,123)	499,900	-
Due to Manager and affiliates, net	(100,024)	(495,015)	50,121

Net cash provided by operating activities	3,689,941	575,864	402,462

Cash flows from investing activities:

Investments in lease assets	(6,370,643)	(42,154,800)	(3,450,000)
Due from affiliates	574,725	-	-
Escrow deposits made	(2,281,884)	(17,975,620)	-
Prepaid service fees paid	(2,666,122)	(5,537,523)	(1,545,981)
Proceeds from sales of equipment	256,260	61,000	-
Sale of interest in joint venture	-	2,296,879	-

Net cash used in investing activities	(10,487,664)	(63,310,064)	(4,995,981)

Cash flows from financing activities:

Issuance of additional member’s shares, net of sales and offering expenses paid	36,303,713	74,746,447	20,573,445
Due to Manager and affiliates, net	(41,826)	-	-
Cash distributions to members	(12,119,850)	(4,709,801)	(275,885)
Additional member shares redeemed	(675,617)	(110,026)	-
Financing fees paid	(31,250)	-	-
Minority interest contribution in joint venture	(16,084,959)	1,629,776	-
Distributions to minority interest holders in joint ventures	(359,655)	478,953	-
Additional Member refunds payable	-	(203,000)	203,000

Net cash provided by financing activities	6,990,556	71,832,349	20,500,560

Effects of exchange rates on cash and cash equivalents	(1,020,171)	-	-

Net (decrease) increase in cash and cash equivalents	(827,338)	9,098,149	15,907,041
Cash and cash equivalents, beginning of the year	25,006,190	15,908,041	1,000

Cash and cash equivalents, end of the year	$24,178,852	$25,006,190	$15,908,041

ICON Income Fund Ten, LLC
(A Delaware Limited Liability Company)
Consolidated Statements of Cash Flows

			Period From
			August 22, 2003
			(Commencement
			of Operations)
	Years Ended December 31,		Through
			December 31,
	2005	2004	2003

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$-	$-	$-

Supplemental disclosure of non-cash investing and financing activities:

Non-cash portion of equipment purchased through non-recourse debt	$26,150,000	$70,057,027	$-

Equipment transferred in connection with the execution of an option agreement	$-	$15,216,101	$-

Principal and interest paid on non-recourse notes payable directly to lenders by lessees	$17,356,533	$9,131,400	$-

Transfer of investments in lease assets to equipment held for sale or lease, net	$2,059,827	$-	$-

Transfer from escrow deposits to investments in lease assets	$18,025,619	$-	$-

Forward-Looking Information - Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, or the PSLRA. These statements are being made pursuant to PSLRA, with the intention of obtaining the benefits of the “safe harbor” provisions of the PSLRA, and, other than as required by law, we assume no obligation to update or supplement such statements. Forward-looking statements are those that do not relate solely to historical fact. They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. You can identify these statements by the use of words such as “may,” “will,” “could,” “anticipate,” “believe,” “estimate,” “expects,” “intend,” “predict” or “project” and variations of these words or comparable words or phrases of similar meaning. These forward-looking statements reflect our current beliefs and expectations with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside of our control that may cause actual results to differ materially from those projected.

ICON is committed to protecting the privacy of its investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as the NASD or ordered by a court of competent jurisdiction, ICON will not share any of your personally identifiable information with any third party.

Transactions with Related Parties
 Fund Ten has entered into certain agreements with the Manager and ICON Securities Corp., a subsidiary of the Manager, whereby Fund Ten pays certain fees and reimbursements to those parties. ICON Securities Corp. was entitled to receive a 2% underwriting fee from the gross proceeds from sales of shares to additional members.
 In accordance with the terms of these agreements, Fund Ten pays the Manager (i) management fees ranging from 1% to 7% based on a percentage of the rentals received either directly by Fund Ten or through its joint ventures, (ii) prepaid service fees of 6.5% based upon the gross proceeds from the sale of shares to additional members, and (iii) organization and offering expenses, ranging from 1.5% to 3.5%, from the gross proceeds from the sale of shares to additional members, as defined in Fund Ten’s limited liability company agreement. In addition, the Manager is reimbursed for administrative expenses incurred in connection with Fund Ten’s operations.
 The total compensation that the Manager and ICON Securities Corp. may earn, not including management fees and administrative expense reimbursements, is limited to 12% of gross offering proceeds up to the first $37,500,000 raised, 11% of gross offering proceeds from $37,500,001 to $75,000,000 and 10% of gross offering proceeds from $75,000,001 to $150,000,000.
 Fees and other expenses paid or accrued by Fund Ten to the Manager or its affiliates were as follows:

			Period From
			August 22, 2003
			(Commencement
			of Operations)
	Years Ended December 31,		Through
			December 31,
	2005	2004	2003

Prepaid service fees (1)	$2,666,122	$5,537,523	$1,545,981
Organization and offering fees (2)	615,259	1,927,201	832,451
Underwriting commissions (2)	820,345	1,703,853	475,687
Management fees (3)	1,624,238	644,184	18,391
Administrative expense reimbursements(3)	906,570	1,216,345	7,357

	$6,632,534	$11,029,106	$2,879,867

(1)	Capitalized and amortized to operations over the estimated service period in accordance with the Fund Ten’s accounting policies.
(2)	Charged directly to members’ equity.
(3)	Charged directly to operations. Members may obtain a summary of such expenses upon request.
Conclusion
Your participation in Fund Ten is greatly appreciated and we look forward to sharing future successes.
Sincerely,
ICON Capital Corp., Manager

Beaufort J.B. Clarke	Paul B. Weiss
Chairman and CEO	President